United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2023

Date of Report (Date of earliest event reported)

FG Merger Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

FG Merger Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, FG Merger Corp., a Delaware corporation (“FGMC” and, after the Business Combination as defined below, “iCoreConnect”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”), by and among FGMC, FG Merger Sub Inc., a Nevada corporation and a direct, wholly-owned subsidiary of FGMC (“Merger Sub”), and iCoreConnect Inc., a Nevada corporation (“Old iCore”).

The Merger Agreement provides that, among other things, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement, Merger Sub merged with and into Old iCore (the “Merger”), with Old iCore surviving as a wholly-owned subsidiary of FGMC. In connection with the Merger, FGMC changed its name to “iCoreConnect Inc.” (“iCoreConnect” or “Combined Company”). The Merger and other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

FGMC held a special meeting, at which its shareholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement dated July 11, 2023 (the “Joint Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (“SEC”), including, among other things, the adoption of the Merger Agreement. On August 25, 2023, as contemplated by the Merger Agreement and described in the sections titled “FGMC Proposal 1 – The FGMC Business Combination Proposal” beginning on page 67 of the Joint Proxy Statement/Prospectus, and “iCoreConnect Proposal 1 – The iCoreConnect Business Combination Proposal” beginning on page 113 of the Joint Proxy Statement/Prospectus, Merger Sub merged with and into Old iCore, and the separate corporate existence of Merger Sub ceased, with Old iCore being the surviving corporation and wholly owned subsidiary of FGMC. In connection with the Business Combination, FGMC filed a second amended and restated certificate of incorporation (the “Second Amended Certificate of Incorporation”) and changed its name to “iCoreConnect Inc.”

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Joint Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Prior to the Closing of the Business Combination, among other things: (i) each vested, issued and outstanding option to purchase Old iCore common stock, par value $0.001 (“Old iCore Common Stock”) was exercised into shares of Old iCore Common Stock, (ii) each issued and outstanding warrant to purchase Old iCore Common Stock was exercised into shares of Old iCore Common Stock, and (iii) the outstanding principal together with all accrued and unpaid interest under each Old iCore convertible promissory note was converted into shares of Old iCore Common Stock.

Prior to the Closing of the Business Combination, each share of FGMC common stock, par value $0.0001 (“FGMC Common Stock”) was converted into shares of newly issued iCoreConnect Series A preferred stock, par value $0.0001 (“iCoreConnect Preferred Stock”). The iCoreConnect Preferred Stock have the rights, preferences, powers, privileges and restrictions, qualifications and limitations as set forth in the Joint Proxy Statement/Prospectus, including but not limited to:

• The conversion price (“Conversion Price”) for the iCoreConnect Preferred Stock shall initially be $10.00 per share; provided that the Conversion Price shall be reset to the lesser of $10.00 or 20% above the simple average of the volume weighted average price on the 20 trading days following 12 months after the later of (x) date of the issuance of any shares of iCoreConnect Preferred Stock or (y) the registration of the iCoreConnect Common Stock underlying the iCoreConnect Preferred Stock; provided further that such Conversion Price shall be no greater than $10.00 and no less than $2.00 and subject to appropriate and customary adjustment.

• The holders of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of iCoreConnect.

• From and after the date of the issuance of any shares of iCoreConnect Preferred Stock, dividends shall accrue at the rate per annum of 12% of the original issue price for each share of iCoreConnect Preferred Stock, prior and in preference to any declaration or payment of any other dividend (subject to appropriate adjustments).

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• Dividends shall accrue from day to day and shall be cumulative and shall be payable within fifteen (15) business days after the end of the Combined Company’s second quarter, which is June 30, commencing with the quarter ending June 30, 2024 to each holder of iCoreConnect Preferred Stock as of such date.

• From the Closing of the Business Combination until the second anniversary of the date of the original issuance of the iCoreConnect Preferred Stock, iCoreConnect may, at its option, pay all or part of the accruing dividends on the iCoreConnect Preferred Stock by issuing and delivering additional shares of iCoreConnect Preferred Stock to the holders thereof.

• iCoreConnect shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of iCoreConnect the holders of the iCoreConnect Preferred Stock then outstanding shall first receive dividends due and owing on each outstanding share of iCoreConnect Preferred Stock.

• In the event of any liquidation, dissolution or winding up of iCoreConnect, the holders of shares of iCoreConnect Preferred Stock then outstanding shall be entitled to be paid out of the assets of iCoreConnect available for distribution to its stockholders an amount per share equal to the greater of (i) one times the applicable original issue price, plus any accrued and unpaid dividends, and (ii) such amount as would have been payable had all shares of iCoreConnect Preferred Stock been converted into iCoreConnect Common Stock pursuant to the following paragraph immediately prior to such liquidation, dissolution or winding up, before any payment shall be made to the holders of iCoreConnect Common Stock.

• Each share of iCoreConnect Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of iCoreConnect Common Stock as is determined by dividing the original issue price by the Conversion Price in effect at the time of conversion, subject to adjustment.

• After 24 months from the Closing of the Business Combination, in the event the closing share price of the iCoreConnect Common Stock shall exceed 140% of the Conversion Price (as defined in the Merger Agreement) then in effect, then (i) each outstanding share of iCoreConnect Preferred Stock shall automatically be converted into such number of shares of iCoreConnect Common Stock as is determined by dividing the original issue price by the Conversion Price in effect at the time of conversion and (ii) such shares may not be reissued by iCoreConnect, subject to adjustment. At the time of such conversion, iCoreConnect shall declare and pay all of the dividends that are accrued and unpaid as of the time of the conversion by either, at the option of iCoreConnect, (i) issuing additional iCoreConnect Preferred Stock or (ii) paying cash.

• Immediately prior to any such optional conversion iCoreConnect shall pay all dividends on the iCoreConnect Preferred Stock being converted that are accrued and unpaid as of such time by, either, at the option of iCoreConnect: (i) issuing additional iCoreConnect Preferred Stock or (ii) paying cash.

The foregoing description of the iCoreConnect Preferred Stock, and its rights, preferences, powers, privileges and restrictions, qualifications and limitations, does not purport to be complete and is qualified in its entirety by the full text of the Second Amended Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Warrants

The Warrant Agreements provide that in the case of any reclassification or reorganization of the issued and outstanding shares of FGMC Common Stock the holders of the Warrants shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of FGMC Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification or reorganization.

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Accordingly, upon the effectiveness of the FGMC Common Conversion, the Warrants became, pursuant to their terms, exercisable for shares of iCoreConnect Preferred Stock instead of shares of iCoreConnect Common Stock. In addition, at any time after the effectiveness of the FGMC Common Conversion, upon the occurrence of a Mandatory Conversion Event (as defined in the Joint Proxy Statement/Prospectus), the Warrants will once again become, exercisable for shares of iCoreConnect Common Stock.

At the Closing of the Business Combination, FGMC amended both the Public Warrant Agreement  dated as of February 25, 2022 between Continental Stock Transfer & Trust Company, as warrant agent, and FGMC, which shall be amended (the “Public Warrant Agreement”) and the Private Warrant Agreement  dated as of February 25, 2022 between Continental Stock Transfer & Trust Company, as warrant agent, and FGMC, which shall be amended (the “Private Warrant Agreement”) for the purpose of clarifying the terms thereof and curing any ambiguity that may therein with respect to the treatment of the Warrants upon the FGMC Common Conversion.

The foregoing description of the iCoreConnect Warrants does not purport to be complete and is qualified in its entirety by the full text of iCoreConnect’s Public Warrant Agreement, the Amendment to the Public Warrant Agreement, the Private Warrant Agreement and the Amendment to the Private Warrant Agreement, which are attached hereto as Exhibits 4.2, 4.3, 4.4  and 4.5, respectively, and are incorporated herein by reference.

Business Combination Consideration

The aggregate consideration received by the Old iCore stockholders was based on a pre-transaction equity value of $98,000,000 (subject to usual and customary working capital adjustments and any adjustments to reflect the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, merger, sale or exchange of shares or other like change with respect to shares of FGMC Common Stock, occurring prior to the Closing date).  In accordance with the terms and subject to the conditions of the Merger Agreement, immediately prior to the effective time of the Closing, each share of issued and outstanding Old iCore Common Stock was converted into a number of shares of FGMC Common Stock, based on the Exchange Ratio (as defined in the Merger Agreement).

                The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Forward Purchase Agreement

On August 14, 2023, FGMC entered into Prepaid Forward Purchase Agreement (the “FPA”) by and among FGMC, Old iCore and RiverNorth SPAC Arbitrage Fund, L.P., a Delaware limited partnership (the “Purchaser”).

In accordance with the FPA and subject to the terms and conditions set forth therein, the Purchaser purchased the lesser of (a) 1.5 million shares of FGMC Common Stock and (b) such number of shares of FGMC Common Stock as shall, following the Business Combination, not exceed 9.9% of the total number of shares of FGMC Common Stock to be outstanding (such shares to be purchased, the “Forward Purchase Shares”) from public shareholders for a price no greater than the redemption price per share as is indicated in FGMC’s most recently filed periodic report (the “Prepaid Forward Purchase Price”).

In accordance with the terms of the Business Combination, upon the consummation of the Business Combination, each Forward Purchase Share will automatically convert into one share of iCoreConnect Preferred Stock (including the shares of FGMC Common Stock underlying the iCoreConnect Preferred Stock, the “Purchased Shares”).

Upon the Business Combination closing, 100,000 Purchased Shares shall be deemed to be “Commitment Shares” and the remaining Purchased Shares shall be deemed to be “Prepaid Forward Purchase Shares”.

Upon the closing of the Business Combination FGMC caused Purchaser to be paid directly out of the funds held in FGMC’s trust account, a cash amount (the “Prepayment Amount”) equal to the number of Purchased Shares multiplied by the amount paid to redeeming stockholders in connection with the Business Combination (the “Redemption Price”). The Redemption Price was $10.69.

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Upon the sale of the Prepaid Forward Purchase Shares (or underlying FGMC Common Stock) by the Purchaser, the Purchaser will remit the Reference Price (as defined below) per share to FGMC. On the earlier to occur of :

•	the occurrence of a “Registration Failure” (as defined in the FPA), and
•	the date that is twelve months after the closing of the Business Combination (the “Maturity Date”),

then, for any FGMC Common Stock underlying the Prepaid Forward Purchase Shares not sold by the Purchaser, the Purchaser shall, on the 25th trading day after the Maturity Date (the “Payment Date”), pay FGMC an amount equal to (i) the number of Prepaid Forward Purchase Shares that the Purchaser held on the Maturity Date, multiplied by (ii) the lowest daily volume weighted average price per share of FGMC Common Stock during the twenty trading days beginning on the day after the Maturity Date less $0.15.

Between the Maturity Date and the Payment Date, the Purchaser may not sell more than a number of Prepaid Forward Purchase Shares per day equal to the greater of (i) 5% of the Purchased Shares owned by the Purchaser at the Maturity Date and (ii) 10% of the daily trading volume on such date.

The Purchaser has agreed that until the Maturity Date, the FGMC Common Stock underlying the Prepaid Forward Purchase Shares may not be sold for a price less than the Reference Price. The “Reference Price” will initially equal the Redemption Price and will be reduced (but never increased) each month commencing on the first day of the month starting 30 days after the Business Combination closing to the volume weighted average price of the FGMC Common Stock for the preceding 10 trading days, but in no event less than $10.00 per share (the “Floor”) unless in FGMC’s sole discretion, the Floor is lowered. Any reduction of the Floor shall be accomplished through a written notice from FGMC to Purchaser.

The FPA provides for certain registration rights. In particular, FGMC is required to, within 30 calendar days following written request by Purchaser, file with the SEC a registration statement registering the resale of all shares held by Purchaser and have such registration statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the FPA does not purport to be complete and is qualified in its entirety by the full text of the FPA, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Closing

In connection with the Business Combination, holders of 6,460,0598 shares of FGMC Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.69 per share, for an aggregate redemption amount of $69,084,148.

Immediately after giving effect to the redemption of 6,460,059 shares of FGMC Common Stock in connection with the Business Combination, there were 3,782,191 shares of FGMC Common Stock (consisting of FGMC public shares and FGMC founder shares) and 10,122,313 FGMC Warrants outstanding.

After giving effect to the redemption of redemptions of FGMC Common Stock in connection with the Business Combination, and the Business Combination (including the FGMC Common Conversion), there are 8,095,908 shares of iCoreConnect Common Stock, 3,782,191 shares of iCoreConnect Preferred Stock, and 10,122,313 iCoreConnect Warrants outstanding. Upon the consummation of the Business Combination, iCoreConnect Common Stock began trading on August 28, 2023 on the NASDAQ under the symbol “ICCT, and the FGMC Common Stock, FGMC Units and FGMC Warrants ceased trading under the symbols FGMC, FGMCU and FGMCW. The iCoreConnect Preferred Stock and iCoreConnect Warrants are not currently listed on a national securities exchange.

Following the Business Combination and assuming the conversion of the iCoreConnect Preferred Stock into iCoreConnect Common Stock at the initial conversion rate of $10.00 per share, Old iCore stockholders own approximately 37% of the Combined Company, FGMC’s public stockholders own approximately 38% of the Combined Company, FG Merger Investors LLC (the “Sponsor”) and FGMC’s, officers, directors and advisors (collectively the “Initial Stockholders”) own approximately 25% of the Combined Company.

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Item 1.01. Entry into a Material Definitive Agreement.

Lock-Up Agreement

In connection with the Closing, the Sponsor, certain stockholders of FGMC and certain former equityholders of Old iCore (each, a “Lock-up Holder”) entered into an agreement (the “Lock-Up Agreement”), pursuant to which and subject to certain customary exceptions, during the period commencing on the date of the Closing and ending on the date that is one hundred and eighty (180) days after the consummation of the Business Combination such Lock-up Holder agreed not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined in the Lock-Up Agreement, which shall include certain securities held by the Lock-Up Holders), (ii) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, (iii) publicly disclose the intention to make any offer, sale, pledge or disposition, or (iv) enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of FGMC.

The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Form of Lock-Up Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

In connection with the Closing, iCoreConnect entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, the Registration Rights Agreement, dated as of February 25, 2022, among FGMC and the other parties thereto is terminated and whereby iCoreConnect agreed to, among other things, file a resale shelf registration statement registering certain of the securities held by the Holders (as defined in the Amended and Restated Registration Rights Agreement, which includes certain stockholders of FGMC and certain equity holders of Old iCore) no later than 20 business days after the Closing of the Business Combination. The Amended and Restated Registration Rights Agreement also provides certain registration rights, including customary demand registration rights and piggyback registration rights to the Holders, subject to customary exceptions, terms and conditions. iCoreConnect also agreed to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.

The foregoing description of the Amended and Restated Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

 Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On August 18, 2023, FGMC held a special meeting of shareholders (the “FGMC Special Meeting”), at which the shareholders of FGMC considered and adopted, among other matters, a proposal to approve the Business Combination. On July 27, 2023, Old iCore held a special meeting of shareholders (the “Old iCore Special Meeting”), at which the shareholders of Old iCore considered and adopted, among other matters, a proposal to approve the Business Combination.

The Business Combination was completed on August 25, 2023.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as FGMC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, iCoreConnect has ceased to be a shell company. Accordingly, iCoreConnect is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes statements that express iCoreConnect’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report and include statements regarding iCoreConnect’s intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which iCoreConnect operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting iCoreConnect. Forward-looking statements in this Report and in any document incorporated by reference in this Report may include, for example, statements about:

•	the failure to realize the anticipated benefits of the Business Combination;
•	the ability the Combined Company following the Business Combination, to list and/or maintain the listing of the Combined Company’s securities, as applicable, on Nasdaq;
•	the outcome of any legal proceedings that may be instituted against FGMC, Old iCore, or iCoreConnect related to the Business Combination;
•	the attraction and retention of qualified directors, officers, employees and key personnel of the Combined Company following the Business Combination;
•	the ability of iCoreConnect to compete effectively in a highly competitive market;
•	the ability to protect and enhance iCoreConnect’s corporate reputation and brand;
•	the impact from future regulatory, judicial, and legislative changes in iCoreConnect’s industry;
•	risk that the COVID-19 pandemic, and local, state and federal responses to addressing the COVID-19 pandemic, may have an adverse effect on iCoreConnect’s business operations, as well as our financial condition and results of operations;
•	iCoreConnect may face potential liability related to the privacy of health information it obtain under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”);
•	future financial performance of the Combined Company;
•	the ability of iCoreConnect to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses;
•	the risks associated with iCoreConnect competing with larger companies that have greater financial resources and established relationships with major corporate customers;
•	the possibility that iCoreConnect may be adversely affected by other economic, business, regulatory, and/or competitive factors;
•	the evolution of the markets in which iCoreConnect competes, including ecommerce;
•	the ability of iCoreConnect to anticipate and respond to changing consumer preferences and trends;

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•	the ability of iCoreConnect to implement its existing strategic initiatives and continue to innovate their existing products;
•	the risk that iCoreConnect may not be able to execute its growth strategies and the timing of expected business milestones;
•	the risk that iCoreConnect may not be able to recognize revenue for its products and services or secure additional contracts that generate revenue;
•	general risks related to iCoreConnect’s performance, capabilities, strategy, and outlook;
•	the risks related to Russia’s invasion of Ukraine;
•	those factors set forth in documents of FGMC and iCoreConnect filed, or to be filed, with the SEC; and
•	other factors detailed under the section entitled “Risk Factors” beginning on page 38 of the Joint Proxy Statement/Prospectus, which are incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by iCoreConnect from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on iCoreConnect. There can be no assurance that future developments affecting iCoreConnect will be those that iCoreConnect has anticipated. iCoreConnect undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

iCoreConnect’s business is described in the Joint Proxy Statement/Prospectus in the section titled “iCoreConnect’s Business” beginning on page 131, which is incorporated herein by reference.

Risk Factors

The risks associated with iCoreConnect’s business are described in the Joint Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 38 and are incorporated herein by reference. A summary of the risks associated with iCoreConnect’s business is also included on pages 33-34 of the Joint Proxy Statement/Prospectus under the heading “Summary Risk Factors” and is incorporated herein by reference.

Financial Information

The financial information of Old iCore as of and for the years ended December 31, 2022 and December 31, 2021, is described in the Joint Proxy Statement/Prospectus in the sections titled “Selected Historical Consolidated Financial Data of iCoreConnect” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of iCoreConnect,” beginning on pages 36 and 137 thereof, respectively, and are incorporated herein by reference.

The financial information of FGMC as of and for the years ended December 31, 2022 and December 31, 2021, is described in the Joint Proxy Statement/Prospectus in the sections titled “Selected Historical Financial Data of FGMC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FGMC,” beginning on pages 35 and 153 thereof, respectively, and are incorporated herein by reference.

The financial information of Old iCore as of and for the three and six month periods ended June 30, 2023, is described in Old iCore’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 14, 2023, and is incorporated herein by reference.

The financial information of FGMC as of and for the three and six month periods ended June 30, 2023, is described in FGMC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 10, 2023, and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Old iCore and FGMC as of, and for the years ended, December 31, 2022, and December 31, 2021 and for the three month period ended March 31, 2023, is described in the Joint Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information,” beginning on page 164, and is incorporated herein by reference.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosures contained in the Joint Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of iCoreConnect” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FGMC,” beginning on pages 137 and 153, respectively, which are incorporated herein by reference.

Reference is made to the disclosures contained in Old iCore’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 14, 2023, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Reference is made to the disclosures contained in FGMC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 10, 2023, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Properties

iCoreConnect’s facilities are described in the Joint Proxy Statement/Prospectus in the section titled “iCoreConnect’s Business – Description of Property,” beginning on page 134, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to iCoreConnect regarding the beneficial ownership of iCoreConnect Common Stock immediately following consummation of the Business Combination by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of iCoreConnect Common Stock, (ii) each of iCoreConnect’s named executive officers and directors, and (iii) all of iCoreConnect’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, iCoreConnect believes that each person listed below has sole voting and investment power with respect to such shares.

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The beneficial ownership of iCoreConnect Common Stock is based on 241,586,014 shares of iCoreConnect Common Stock issued and outstanding immediately following consummation of the Business Combination. References to “common stock” in the table below and its related footnotes are to the iCoreConnect Common Stock.

Name and Address of Beneficial Owner	Number of Common Shares beneficially owned	% of class
Directors and Executive Officers of the Combined Company After the Consummation of the Business Combination:
Robert McDermott (1)	848,832	10.47
Muralidar Chakravarthi	64,693	*
David Fidanza	79,035	*
Archit Shah	33,654	*
Joseph Gitto (2)	5,031	*
Kevin McDermott (3)	11,700	*
John Pasqual (4)	61,279	*
Harry Travis (5)	16,831	*
All Directors and Executive Officers of Combined Company as a Group (8 individuals)	1,121,055	13.81

(1) Consists of: (i) 840,082 shares of common stock; (ii) 5,000 shares of common stock underlying the iCoreConnect Preferred Stock; and (iii) 3,750 shares of common stock underlying warrants to purchase common stock at an exercise price of $11.50 per share.

(2) Consists of: (i) 3,281 shares of common stock; (ii) 1,000 shares of common stock underlying the iCoreConnect Preferred Stock; and (iii) 750 shares of common stock underlying warrants to purchase common stock at an exercise price of $11.50 per share.

(3) Consists of: (i) 9,950 shares of common stock; (ii) 1,000 shares of common stock underlying the iCoreConnect Preferred Stock; and (iii) 750 shares of common stock underlying warrants to purchase common stock at an exercise price of $11.50 per share.

(4) Consists of: (i) 56,904 shares of common stock; (ii) 2,500 shares of common stock underlying the iCoreConnect Preferred Stock; and (iii) 1,875 shares of common stock underlying warrants to purchase common stock at an exercise price of $11.50 per share.

(5) Consists of: (i) 15,081 shares of common stock; (ii) 1,000 shares of common stock underlying the iCoreConnect Preferred Stock; and (iii) 750 shares of common stock underlying warrants to purchase common stock at an exercise price of $11.50 per share.

Directors and Executive Officers

iCoreConnect’s directors and executive officers upon the Closing are described in the Joint Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 193 thereof and that information is incorporated herein by reference.

The following persons constitute the executive officers and directors of the Combined Company following the Business Combination:

Name	Age	Position
Robert P. McDermott	56	Director, Chief Executive Officer and President
David Fidanza	60	Chief Operating Officer
Archit Shah	48	Chief Financial Officer
Muralidar Chakravarthi	44	Chief Technology Officer
Harry Joseph Travis	68	Director
Kevin Patrick McDermott	57	Director
John Robert Pasqual	53	Director
Joseph Anthony Gitto	60	Director

Biographical information for these individuals is set forth in the Joint Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company after the Business Combination” beginning on page 193 thereof and is incorporated herein by reference.

All directors were elected to serve an initial term that expires at the Combined Company’s annual meeting of stockholders in 2024, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

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Committees of the Board of Directors

The standing committees of iCoreConnect’s Board of Directors consist of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the committees reports to the Board of Directors.

The Board of Directors appointed to the Audit Committee following the Business Combination Joseph Gitto, Harry Travis and Dr. John Pasqual, each of whom are independent directors and are “financially literate” as defined under the Nasdaq listing standards. Joseph Gitto serves as chairman of the Audit Committee. The Combined Company’s Board of Directors determined that Joseph Gitto qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The Audit Committee’s duties are specified in the Audit Committee Charter.

The Board of Directors appointed to the Compensation Committee following the Business Combination Harry Travis, Joseph Gitto and Dr. John Pasqual, each of whom is an independent director. Harry Travis serves as chairman of the Compensation Committee. The functions of the Compensation Committee will be set forth in a Compensation Committee Charter.

The Board of Directors appointed to the Nominating and Corporate Governance Committee Dr. John Pasqual, Joseph Gitto and Harry Travis, each of whom is an independent director under NASDAQ’s listing standards. Dr. John Pasqual serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection persons to be nominated to serve on the Board of Directors. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees will be specified in the Nominating and Corporate Governance Committee Charter.

Executive Compensation

Executive Compensation

Information regarding the compensation of iCoreConnect’s directors and executive officers are described in the Joint Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of iCoreConnect” beginning on page 177 thereof and that information is incorporated herein by reference.

The board of directors of the Combined Company expects to adopt a nonemployee director compensation program (the “Director Compensation Policy”). The Director Compensation Policy will provide for an annual cash retainer for all non-employee directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Compensation Committee Interlocks and Insider Participation

None of iCoreConnect’s executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on iCoreConnect’s Board.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Joint Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 239 thereof and are incorporated herein by reference.

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Director Independence

Under NASDAQ rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all of our directors are “independent directors” as defined under the applicable NASDAQ and SEC rules, except for Robert McDermott.

Legal Proceedings

Reference is made to the disclosures regarding legal proceedings in the subsection of the Joint Proxy Statement/Prospectus titled “iCoreConnect’s Business – Legal Proceedings” beginning on page 135, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

Upon the consummation of the Business Combination, iCoreConnect Common Stock began trading on August 28, 2023 on the NASDAQ under the symbol “ICCT, and the FGMC Common Stock, FGMC Units and FGMC Warrants ceased trading under the symbols FGMC, FGMCU and FGMCW. The iCoreConnect Preferred Stock and iCoreConnect Warrants are not currently listed on a national securities exchange. . Old iCore and FGMC have never declared or paid any cash dividends on its common stock, and iCoreConnect does not presently plan to pay cash dividends on its common stock in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, iCoreConnect has 8,095,908 shares of iCoreConnect Common Stock outstanding that were held of record by approximately 236 holders, and 3,782,191 shares of preferred stock outstanding.

Securities Authorized for Issuance Under the iCoreConnect 2023 Stock Plan

Reference is made to the disclosure described in the Joint Proxy Statement/Prospectus in the section titled “FGMC Proposal 7 – The FGMC Incentive Plan Proposal” beginning on page 99 thereof, which is incorporated herein by reference. The iCoreConnect 2023 Stock Plan and the material terms thereunder, were approved by the stockholders of FGMC at the Special Meeting of FGMC.

Recent Sales of Unregistered Securities

On January 11, 2022, FG Merger Investors LLC, the sponsor of FGMC prior to the Business Combination, purchased an aggregate of 2,012,500 shares of FGMC Common Stock (the "founder shares"), in exchange for a capital contribution of $25,000 at an average purchase price of approximately $0.012 per share. On January 11, 2022, the sponsor transferred an aggregate of 60,000 founder shares to members of FGMC’s pre-Business Combination management and board of directors, resulting in the sponsor holding 1,952,500 founder shares. Such securities were issued in connection with FGMC’s organization pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Simultaneously with the closing of FGMC’s initial public offering, FGMC consummated private placements (the “Private Placements”) of i) 1,000,000 $15.00 exercise price warrants (the “$15 Private Warrants”) at a price of $0.10 per $15 Private Warrant, ii) 3,950,000 $11.50 exercise price warrants (the “$11.50 Private Warrants”) at a price of $1.00 per $11.50 Private Warrant, and iii) 55,000 units at $10.00 per unit (the “Private Units” and, together with the $15 Private Warrants and $11.50 Private Warrants, the “Private Placement Securities”) to FGMC’s sponsor, directors, and officers, for the aggregate purchase price of $4,600,000. These purchases will take place on a private placement basis simultaneously with the closing of our initial public offering. This issuance was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. No underwriting discounts or commissions were paid with respect to the above sales.

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Description of Registrant’s Securities to be Registered

The iCoreConnect Common Stock, Preferred Stock and Warrants are described in the Joint Proxy Statement/Prospectus in the section titled “Description of the Combined Company’s Securities” beginning on page 217 thereof and that information is incorporated herein by reference.

Reference is made to the disclosures set forth in Item 3.03 of this Report relating to iCoreConnect’s Second Amended Certificate of Incorporation and bylaws and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The iCoreConnect Charter provides that iCoreConnect shall indemnify its directors and officers to the fullest extent authorized or permitted by the DGCL as now or later amended, and the right to indemnification shall continue after such person ceases to be a director or officer and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. iCoreConnect shall pay expenses in advance of the proceeding’s final disposition upon receipt of a written undertaking to repay that amount if it is ultimately determined that such director is not entitled to be indemnified.

Financial Statements and Supplementary Data

Reference is made to the information set forth under Item 9.01 of this Report and is incorporated herein by reference.

Changes in Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

Reference is made to the information set forth under Item 9.01 of this Report and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On the Closing Date, FGMC filed its the Second Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, changed its name to “iCoreConnect Inc.” and adopted its restated bylaws (the “Bylaws”).

Copies of the Second Amended Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Second Amended Certificate of Incorporation and the Bylaws and the general effect upon the rights of FGMC’s shareholders are included in the Joint Proxy Statement/Prospectus under the sections titled “FGMC Proposal 3 – The FGMC Charter Amendment Proposal” and “FGMC Proposal 4 - The FGMC Advisory Charter Proposals” beginning on pages 91 and 93, respectively, which are incorporated herein by reference.

At the Closing of the Business Combination, FGMC amended both the Public Warrant Agreement  dated as of February 25, 2022 between Continental Stock Transfer & Trust Company, as warrant agent, and FGMC, which shall be amended (the “Public Warrant Agreement”) and the Private Warrant Agreement  dated as of February 25, 2022 between Continental Stock Transfer & Trust Company, as warrant agent, and FGMC, which shall be amended (the “Private Warrant Agreement”) for the purpose of clarifying the terms thereof and curing any ambiguity that may therein with respect to the treatment of the Warrants upon the FGMC Common Conversion.

The foregoing description of the iCoreConnect Warrants does not purport to be complete and is qualified in its entirety by the full text of iCoreConnect’s Amended and Restated Public Warrant Agreement and Amended and Restated Private Warrant Agreement, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

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Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, Larry G. Swets, Jr. resigned from his position as Chairman of FGMC, M. Wesley Schrader resigned from his position as Chief Executive Officer of FGMC, Mark Penway resigned from his position as Chief Financial Officer of FGMC and each of Larry G. Swets, Jr., M. Wesley Schrader, Hassan R. Baqar, Jeff Sutton and Ryan Turner resigned from their positions as Directors of FGMC.

Employment Agreements

Robert McDermott, Chief Executive Officer

We entered into an employment agreement, effective September 1, 2023, with Robert McDermott, pursuant to which he agreed to serve as our Chief Executive Officer for an initial term of three years, which will be automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. Mr. McDermott’s agreement provided for an initial annual base salary of $500,000  Mr. McDermott is eligible to receive an annual bonus of up to 100% of his base salary, provided  final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. Pursuant to his agreement, for each fiscal year during the term, Mr. McDermott will be entitled to an annual equity grant of up to $2,500,000; provided that the final determination on the amount of the annual grant, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee.

If Mr. McDermott’s employment is terminated at our election without “cause”, or by Mr. McDermott for “good reason,” Mr. McDermott shall be entitled to receive severance payments equal to 18 months of Mr. McDermott’s base salary; provided that such amounts shall be increased to 24 months of Mr. McDermott’s base salary if Mr. McDermott’s agreement is terminated without “cause” or by Mr. McDermott for “good reason” within three months prior to or twelve months after of a “change of control.” In addition, if Mr. McDermott’s agreement is terminated without “cause” or by Mr. McDermott for “good reason” within three months prior to or twelve months after of a “change of control,” any of the unvested equity awards shall also immediately vest. During any period that Mr. McDermott is entitled to severance payments, the Company will continue to pay the same portion of Mr. McDermott’s medical and dental insurance premiums under COBRA as during active employment until the earlier of (1) six months from the termination of employment, or (2) the date Mr. McDermott is eligible for medical and/or dental insurance benefits from another employer. Mr. McDermott agreed not to compete with us until 12 months after the termination of his employment.

Archit Shah, Chief Financial Officer

We entered into an employment agreement, effective September 1, 2023, with Archit Shah, pursuant to which he agreed to serve as our Chief Financial Officer for an initial term of three years, which will be automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. Mr. Shah’s agreement provided for an initial annual base salary of $314,000.  Mr. Shah is eligible to receive an annual bonus of up to 50% of his base salary, provided  final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. Pursuant to his agreement, Mr. Shah for each fiscal year during the term, Mr. Shah will be entitled to an annual equity grant of up to $693,000; provided that the final determination on the amount of the annual grant, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee.

If Mr. Shah’s employment is terminated at our election without “cause”, or by Mr. Shah for “good reason,” Mr. Shah shall be entitled to receive severance payments equal to six months of Mr. Shah’s base salary; provided that such amounts shall be increased to 12 months of Mr. Shah’s base salary if Mr. Shah’s agreement is terminated without “cause” or by Mr. Shah for “good reason” within three months prior to or twelve months after of a “change of control.” In addition, if Mr. Shah’s agreement is terminated without “cause” or by Mr. Shah for “good reason” within three months prior to or twelve months after of a “change of control,” any of the unvested equity awards shall also immediately vest. During any period that Mr. Shah is entitled to severance payments, the Company will continue to pay the same portion of Mr. Shah’s medical and dental insurance premiums under COBRA as during active employment until the earlier of (1) six months from the termination of employment, or (2) the date Mr. Shah is eligible for medical and/or dental insurance benefits from another employer. Mr. Shah agreed not to compete with us until 12 months after the termination of his employment.

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David Fidanza, Chief Information Officer

We entered into an employment agreement, effective September 1, 2023, with David Fidanza pursuant to which he agreed to serve as our Chief Information Officer for an initial term of three years, which will be automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. Mr. Fidanza’s agreement provided for an initial annual base salary of $296,000. Mr. Fidanza is eligible to receive an annual bonus of up to 50% of his base salary, provided  final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. Pursuant to his agreement, Mr. Fidanza for each fiscal year during the term, Mr. Fidanza will be entitled to an annual equity grant of up to $666,000; provided that the final determination on the amount of the annual grant, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee.

If Mr. Fidanza’s employment is terminated at our election without “cause”, or by Mr. Fidanza for “good reason,” Mr. Fidanza shall be entitled to receive severance payments equal to six months of Mr. Fidanza’s base salary; provided that such amounts shall be increased to 12 months of Mr. Fidanza’s base salary if Mr. Fidanza’s agreement is terminated without “cause” or by Mr. Fidanza for “good reason” within three months prior to or twelve months after of a “change of control.” In addition, if Mr. Fidanza’s agreement is terminated without “cause” or by Mr. Fidanza for “good reason” within three months prior to or twelve months after of a “change of control,” any of the unvested equity awards shall also immediately vest. During any period that Mr. Fidanza is entitled to severance payments, the Company will continue to pay the same portion of Mr. Fidanza’s medical and dental insurance premiums under COBRA as during active employment until the earlier of (1) six months from the termination of employment, or (2) the date Mr. Fidanza is eligible for medical and/or dental insurance benefits from another employer. Mr. Fidanza agreed not to compete with us until 12 months after the termination of his employment.

Murali Chakravarthi, Chief Information Officer

We entered into an employment agreement, effective September 1, 2023, with Murali Chakravarthi pursuant to which each officer agreed to serve as our Chief Technology Officer for an initial term of three years, which will be automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. Mr. Chakravarthi’s agreement provided for an initial annual base salary of $300,000. Mr. Chakravarthi is eligible to receive an annual bonus of up to 50% of his base salary, provided  final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. Pursuant to his agreement, Mr. Chakravarthi for each fiscal year during the term, Mr. Chakravarthi will be entitled to an annual equity grant of up to $675000; provided that the final determination on the amount of the annual grant, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee.

If Mr. Chakravarthi’s employment is terminated at our election without “cause”, or by Mr. Chakravarthi for “good reason,” Mr. Chakravarthi shall be entitled to receive severance payments equal to six months of Mr. Chakravarthi’s base salary; provided that such amounts shall be increased to 12 months of Mr. Chakravarthi’s base salary if Mr. Chakravarthi’s agreement is terminated without “cause” or by Mr. Chakravarthi for “good reason” within three months prior to or twelve months after of a “change of control.” In addition, if Mr. Chakravarthi’s agreement is terminated without “cause” or by Mr. Chakravarthi for “good reason” within three months prior to or twelve months after of a “change of control,” any of the unvested equity awards shall also immediately vest. During any period that Mr. Chakravarthi is entitled to severance payments, the Company will continue to pay the same portion of Mr. Chakravarthi’s medical and dental insurance premiums under COBRA as during active employment until the earlier of (1) six months from the termination of employment, or (2) the date Mr. Chakravarthi is eligible for medical and/or dental insurance benefits from another employer. Mr. Chakravarthi agreed not to compete with us until 12 months after the termination of his employment.

In addition, the iCoreConnect 2023 Stock Plan became effective upon the Closing. The material terms of the iCoreConnect 2023 Stock Plan are described in the Joint Proxy Statement/Prospectus in the section entitled, “FGMC Proposal 7 – The FGMC Incentive Plan Proposal” beginning on page 99 thereof, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The material terms of each of the Second Amended Certificate of Incorporation and the Bylaws and the general effect upon the rights of FGMC’s shareholders are included in the Joint Proxy Statement/Prospectus under the sections titled “FGMC Proposal 3 - The FGMC Charter Amendment Proposal” and “FGMC Proposal 4 - The FGMC Advisory Charter Proposals”, beginning on pages 91 and 93, respectively, of the Joint Proxy Statement/Prospectus which are incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, FGMC ceased to be a shell company. Reference is made to the disclosure in the Joint Proxy Statement/Prospectus in the section entitled “FGMC Proposal No. 1 – The Business Combination Proposal” beginning on page 67 thereof, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 25, 2023, iCoreConnect issued a press release announcing the Closing of the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of Old iCore as of the years ending December 31, 2022, and December 31, 2021, are set forth in the Joint Proxy Statement/Prospectus beginning on page F-37 and are incorporated herein by reference.

The unaudited financial statements of Old iCore as of March 31, 2023 and for the three months ended March 31, 2023 are set forth in the Proxy Statement/Prospectus on page F-70, and are incorporated herein by reference.

The unaudited financial statements of Old iCore as of and for the three and six month periods ended June 30, 2023, is set forth in Old iCore’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and filed with the SEC on August 14, 2023, and is incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of Old iCore and FGMC is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits:

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Merger Agreement and Plan of Reorganization, dated as of January 5, 2023 by and among FG Merger Corp., FG Merger Sub Inc. and iCoreConnect Inc.	8-K	2.1	1/6/2023

3.1	Second Amended and Restated Certificate of Incorporation of iCoreConnect Inc.	-	-	-

3.2	Amended and Restated Bylaws of iCoreConnect Inc.	-	-	-

4.1	Specimen Warrant Certificate of FG Merger Corp.	S-1/A	4.3	2/23/2022

4.2	Public Warrant Agreement, dated February 25, 2022, by and between FG Merger Corp. and Continental Stock Transfer & Trust Company, LLC.	8-K	4.1	3/3/2022

4.3	Private Warrant Agreement, dated February 25, 2022, by and between FG Merger Corp. and Continental Stock Transfer & Trust Company, LLC	8-K	4.2	3/3/2022

4.6	Form of Amendment to Public Warrant Agreement, dated February 25, 2022, by and between FG Merger Corp. and Continental Stock Transfer & Trust Company, LLC.	S-4/A	4.6	4/17/2023

4.7	Form of Amendment to Private Warrant Agreement, dated February 25, 2022, by and between FG Merger Corp. and Continental Stock Transfer & Trust Company, LLC	S-4/A	4.7	4/17/2023

10.1	Form of Amended and Restated Registration Rights Agreement among FG Merger Corp., and others	-	-	-

10.2	Form of Lock-Up Agreement	8-K	10.3	1/6/2023

10.3+	iCoreConnect 2023 Stock Plan

10.4+	Employment Agreement between iCoreConnect, Inc. and Robert McDermott

10.5+	Employment Agreement between iCoreConnect, Inc. and Archit Shah

10.6+	Employment Agreement between iCoreConnect, Inc. and David Fidanza

10.7+	Employment Agreement between iCoreConnect, Inc. and Muralidar Chakravarthi

99.1	Press Release dated August 25, 2023

99.2	Unaudited pro forma condensed combined financial information of FGMC and Old iCore as of June 30, 2023 and for the six months ended June, 2023 and for the year ended December 31, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). FGMC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

+	Indicates a management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: August 31, 2023	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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